Exhibit 10.1

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 | 6
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00031		See Block 16C	See Schedule
6. ISSUED BY	CODE	[**REDACTED**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**REDACTED**]
[**REDACTED**]			[**REDACTED**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Codt) DIGITALGLOBE, INC. 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                      ☐is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing

Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By

separate letter or telegram which includes a reference to the solicitation and amendment numbers.     FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT

THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by

virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA(If required) See Schedule	Net Increase:	[**REDACTED**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Admin Change IAW FAR 43.103(b) and Incremental Funding IAW Paragraph B.10 and B.16
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

 14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:31-1420852

DUNS Number:789638418

The purpose of this modification is to (1) Provide incremental funding in the amount of [**REDACTED**] under CLIN 0501, Service Level Agreement, fully funding this CLIN; (2) Provide incremental funding in the amount of [**REDACTED**] under CLIN 0506, System Engineering Services Support; and (3) Update Paragraph G.2, NGA:   5X52.232-9000, Submission Of    Invo ice-Federal Payment Center (FPC) to add information for submitting invoices and completing receiving reports via email. Total funding obligated under the contract increases by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The total value of the contract remains unchanged. Accordingly, the contract is modified as follows:

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 1OA, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]	15C. DATE SIGNED [**REDACTED**]	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]	16.C. DATE SIGNED [**REDACTED**]
15B CONTRACTOR/OFFEROR [**REDACTED**]		16B. UNITED STATES OF AMERICA [**REDACTED**]

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01 -152-8070B Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00031	PAGE	OF
		2	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1.  Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

a.   Under CLIN 0501, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged.

b.   Under CLIN 0506, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price column unchanged.

c.    Under Subtotal Contract Year 6, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price column is unchanged.

d.   Under Total Contract Value with Options, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price column is unchanged.

2.  Under Section G, Contract Administration Data,

a.   Under Paragraph G.2, NGA:   5X52.232-9000, SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(MAR 2013) is replaced in its entirety to read as follows (see change pages 19 and 32 attached hereto):

NGA:    5X52.232-9000 SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(OCT 2015)

(a) The contractor shall prepare each invoice in accordance with the Prompt Payment Act and either fax or email one copy of the invoice to the [**REDACTED**] toll free at fax

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR(48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00031	PAGE	OF
		3	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**REDACTED**] or [**REDACTED**]; or

email [**REDACTED**].

The [**REDACTED**] at [**REDACTED**] requires a fax or email copy, but will accept a hard copy that is mailed to Federal Payment Center, [**REDACTED**].

(b)At the same time of submission of the invoice to the FPC vendor pay office, the contractor shall fax or email one copy to [ ENTER CO's NAME, UNCLASSIFIED EMAIL ADDRESS and FAX NUMBER], and one copy to [ ENTER THE COR's NAME , UNCLASSIFIED

EMAIL ADDRESS AND FAX NUMBER]. The contractor shall ensure that the invoice submitted to the payment office is the same invoice that is submitted to the CO and COR, without alteration.

(c)Upon receipt of the invoice, the COR will complete the receiving report and submit it to [**REDACTED**] via classified email to [**REDACTED**] (if available) or unclassified email to [**REDACTED**].  A copy of the completed receiving report shall also be provided to the Contracting Officer shown on the face of this contract/order.

(d)Contractors wishing to check the payment status of their vouchers may do so by calling FPC Vendor Support at [**REDACTED**].     In addition, questions may be directed to the Contracting Officer's Representative (COR).In the absence of a COR, contact the Procurement Contracting Officer (PCO), whose name and contact information appear on the face page of this contract/order. (End of Clause)

b. Under Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**REDACTED**] obligated under CLIN 0501 SubCLIN 050103 and the [**REDACTED**] obligated under CLIN 0506 SubCLIN 050604. See change page 34a attached hereto.

Discount Terms:

Net 30

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00031	PAGE	OF
		4	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Payment: [**REDACTED**] FOB: Destination Period of Performance: 09/01/2013 to 08/31/2016 Change Item 0501 to read as follows(amount shown is the obligated amount):
0501

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). Firm Fixed Price $300,000,000.00 CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**] Product/Service Code:   7640   Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G85099AS13

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 050103 to read as follows(amount shown is the obligated amount):

[**REDACTED**]
050103

Commercial Satellite Imagery - SLA Funding. CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:      7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G85280AS01, NS38G86008AS07, NS38G86028AS25, NS38G86042AS26, NSX8G86082AS28, NSX8G86111AS29

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**] Accounting Info:

[**REDACTED**]

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00031	PAGE	OF
		5	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Funded: [**REDACTED**]

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 0506 to read as follows(amount shown is the obligated amount):

0506

Commercial Satellite Imagery - System Engineering Services Support. Ceiling Value [**REDACTED**]

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NS38G15065AS10

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Add Item 050604 as follows:

[**REDACTED**]
050604

System Engineering Services Support. Funding for RDT&E task(s) as directed

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:     7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NSX8G16116AS32

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

[**REDACTED**]
G-1 Accounting and Appropriation Data Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00031	PAGE	OF
		6	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)		QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	[**REDACTED**]	[**REDACTED**]				Amount
	[**REDACTED**]	[**REDACTED**]				[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]				[**REDACTED**]
[**REDACTED**]
		Total:				[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00031

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

F.6	(U) PLACE OF DELIVERY...................................................................................................................................................................................	30
F.7	(U) DATA DELIVERABLE.....................................................................................................................................................................................	30
(U) SECTION G - Contract Administration Data.....................................................................................................................................................		31
G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR) .......................................................................................	31
G.2	(U) NGA: 5X52.232-9000, SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(OCT 2015).................................................................................	32
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)...........................................................................................................................................	32
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD).......................................................................................................................................	32
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003).........................................................................	33
G.6	(U) ACCOUNTING AND APPROPRIATION DATA.....................................................................................................................................................	33
(U) SECTION H - Special Contract Requirements.....................................................................................................................................................		35
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)...................................................................	35
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)...............................................	36
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004).........................................................................	37
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED).................................................................................................................................................	38
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003).....................................................................................................................................................	39
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006) ...................................................................................	39
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04) ...................................................................................................................................................	39
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004) ...........................................................................................................	40
H.9	(U) NON-PUBLICITY.........................................................................................................................................................................................	40
H.10	(U) NGA: INSURANCE (SEP 2003) .......................................................................................................................................................................	41
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003).............................................................................................................	41
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003) .........................................................................................................................................	41
H.13	(U) NGA: 5X45.102-9000 GOVERNMENT FURNISHED ACCOUNTABLE PROPERTY (MAY 2003) .......................................................................................	41
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004) .............................................................................................................	43
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008) .........................................................................................................	43
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)...........................	43
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION...................................................................................................................................	44
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST.....................................................................................................................................................	44
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING.....................................................................................................................................	44
H.20	(U) WARRANTY...............................................................................................................................................................................................	45
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL.......................................................................................................................................	45
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS...............................................................................................................................	45
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT.......................................................................................................................................	46
H.24	(U) EXERCISE OF OPTIONS.................................................................................................................................................................................	46
H.25	(U) PERMANENT WITHHOLD.............................................................................................................................................................................	47
	[**REDACTED**]
	[**REDACTED**]
	[**REDACTED**]
	[**REDACTED**]
	[**REDACTED**]
	[**REDACTED**] ...................................................................................................................................................................................	48
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP...................................................................	49
H.34	(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013).................	50
H.35	(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 - MILESTONE EVENT AND AMOUNT.......................................................	50
(U) SECTION I - Contract Clauses.........................................................................................................................................................................		50

Contract Page 19 of 64

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WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00031

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0402	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0403	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0404	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0405	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0406	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0408	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 5	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0500
0501	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0502	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0503	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0504	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0505	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0506	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0508	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0509	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 6	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0600
0601	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0602	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0603	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0604	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0605	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0606	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 7	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0700
0701	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0702	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0703	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0704	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0705	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0706	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 8	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0800
0801	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0802	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0803	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0804	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0805	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0806	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Contract Page 22 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00031

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
Subtotal Contract Year 9	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0900
0901	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0902	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0903	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0904	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0905	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0906	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 10	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Total Contract Value with Options	$2,586,780,000.00	[**REDACTED**]	[**REDACTED**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that  which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**REDACTED**]	$250,000,000.00
[**REDACTED**]	Option CLIN 0401 (Contract Year 5) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**REDACTED**]	$300,000,000.00

Contract Page 23 of 64
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WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00031

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

8) (U) Administration of On-Site contractor personnel information. Maintains information on contractors, prime and subs, performing on-site at NGA facilities. Coordinates with the contractors and the Human Development Directorate (HD) all contractor data changes, to include arrival and departure, names, physical location(s), NGA organization code of office responsible for contractor-occupied-space, and employer name, address and phone. Approves badging of contractors upon contractor completion and submittal of Contractor Data Input Record Form to HD and a standardized NGA non-disclosure statement.

(U) CORs shall not direct the contractor in any manner that would be of the type of supervision or control that converts an individual who is an independent Contractor (such as a contractor employee) into a Government employee.

(U) Notwithstanding the delegated duties listed herein, the COR does not possess the authority of a contracting officer and, therefore, shall not alter the terms and conditions of the contract in any way, to include any commitments or changes that will affect cost, price, quality, quantity, delivery, or any other term or condition of the contract. The contracting officer is the only official with the authority to enter into or modify contractual agreements or commitments. Unauthorized acts could result in personal liability.

(U) The duties and responsibilities set forth herein are not intended to be all-inclusive. The contracting officer may delegate additional functions as deemed necessary.

G.2(U) NGA: 5X52.232-9000 SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(OCT 2015)

(a) The contractor shall prepare each invoice in accordance with the Prompt Payment Act and either fax or email one copy of the invoice to the [**REDACTED**] toll free at fax [**REDACTED**] or [**REDACTED**]; or email [**REDACTED**]. The [**REDACTED**] at [**REDACTED**] requires a fax or email copy, but will accept a hard copy that is mailed to Federal Payment Center, [**REDACTED**]

(b) At the same time of submission of the invoice to the FPC vendor pay office, the contractor shall fax or email one copy to [ ENTER CO's NAME, UNCLASSIFIED EMAIL ADDRESS and FAX NUMBER], and one copy to [ ENTER THE COR's

NAME , UNCLASSIFIED EMAIL ADDRESS AND FAX NUMBER]. The contractor shall ensure that the invoice submitted to the payment office is the same invoice that is submitted to the CO and COR, without alteration.

(c) Upon receipt of the invoice, the COR will complete the receiving report and submit it to [**REDACTED**] via classified email to [**REDACTED**] (if available) or unclassified email to [**REDACTED**].A copy of the completed receiving report shall also be provided to the Contracting Officer shown on the face of this contract/order.

(d) Contractors wishing to check the payment status of their vouchers may do so by calling FPC Vendor Support at [**REDACTED**]. In addition, questions may be directed to the Contracting Officer's Representative (COR). In the absence of a COR, contact the Procurement Contracting Officer (PCO), whose name and contact information appear on the face page of this contract/order.

G.3(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)

(a) (U) The Government may, upon contract award or thereafter, name representatives with titles such as Project Officer, Contracting Officer's Representative, and so on. Such individuals will be named in writing by the Contracting Officer, with individual responsibilities set forth at that time.

(b) (U) In any event, no such named individual has the authority to issue any direction under this contract either technical or otherwise, which constitutes a change to the terms, conditions, price or delivery schedule of the contract. Only the Contracting Officer is authorized to alter the contract in any manner.

G.4(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD)

(U) The component listed in Block 16 of Standard Form 1449 of this contract will be the Contract Administration Office in performance of certain assigned contract administration functions of the Contracting Office in accordance with FAR 42.201. The Contract Administration Office (CAO) assigned responsibility for this contract will advise the contractor of any necessary instructions and procedures to be followed in dealing with any applicable Government offices

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This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]

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